Exhibit 10.1

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

AMENDMENT NO. 13

TO

CONTRACT NUMBER GINC-C-08-0390

BETWEEN

GLOBALSTAR, INC.

AND

HUGHES NETWORK SYSTEMS, LLC

FOR

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

Exhibit 10.1

This Amendment No. 13 (“Amendment”) is entered into effective as of July 16, 2015 (“Effective Date”), by and between Hughes Network Systems, LLC, a limited liability company organized under the laws of Delaware (hereinafter referred to as the “Contractor”) with its principal place of business at 11717 Exploration Lane, Germantown, Maryland 20876 USA, and Globalstar, Inc., a company incorporated under the laws of Delaware with its principal place of business at 300 Holiday Square Blvd., Covington, Louisiana 70433 (hereinafter referred to as “Globalstar” or “Customer”). As used herein, Contractor and Globalstar may be referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, Contractor and Globalstar entered into Contract No. GINC-C-08-0390 for the delivery of the Radio Access Network (“RAN”) and the User Terminal Subsystem (“UTS”) (“Contract”) effective May 1, 2008, as amended by Amendments #1-12;

WHEREAS, on March 3, 2015, the Parties executed a letter agreement covering the design, development, build and supply of custom test equipment (“CTE”);

WHEREAS, on April 20, 2015, the Parties executed a letter agreement extending the validity date for the exercise of Option #1 under the Contract for the delivery of additional RANs, which was exercised by Globalstar pursuant to that letter agreement;

WHEREAS, the Parties seek to enter into the formal Contract amendment provided for in the March 3, 2015 and April 20, 2015 letter agreements covering the CTE and the extension and exercise of Option #1 for additional RANs.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the Parties agree to amend the Contract as follows:

1.    Exhibit C, Pricing Schedule and Payment Plan (Revision K), dated October 16, 2014, shall be deleted and replaced in its entirety by a new Exhibit C, Pricing Schedule and Payment Plan (Revision L), dated July 16, 2015.

2.    Exhibit A, Statement of Work (Revision H), dated October 16, 2014 shall be deleted and replaced in its entirety by a new Exhibit A, Statement of Work (Revision J), dated July 16, 2015.

3.    Exhibit B2, RAN Technical Specifications (Revision D), dated October 16, 2014, shall be deleted and replaced in its entirety by a new Exhibit B2, RAN Technical Specifications (Revision E), dated July 16, 2015.

4.    Exhibit B3, UTS Technical Specifications (Revision D), dated October 16, 2014, shall be deleted and replaced in its entirety by a new Exhibit B3, UTS Technical Specifications (Revision E), dated July 16, 2015.

5.     The Parties acknowledge and agree that Globalstar has paid through Payment Milestone Number 22 (set forth in Section 2.1 of Exhibit C) in full and has paid all Payment Milestones set forth in Sections 2.2, 2.3, 2.4 and 2.5 of Exhibit C in full as of the Effective Date of this Amendment.

6.    This Amendment shall be governed by and interpreted according to the laws of the State of New York.

7.    This Amendment may be signed in counterparts and each original counterpart shall be deemed binding on each Party collectively and individually.

HUGHES AND GLOBALSTAR CONFIDENTIAL AND PROPRIETARY

8.    Except as amended herein, all terms and conditions of the Contract shall remain in full force and effect.

(signature page follows on next page)

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment.

GLOBALSTAR, INC.	HUGHES NETWORK SYSTEMS, LLC
BY: /s/ David Milla	BY: /s/ Sean P. Fleming
Name: David Milla	Name: Sean P. Fleming
Title: Director of Contract Administration	Title: VP & Associate General Counsel

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT A: STATEMENT OF WORK

Revision J

July 16, 2015

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT B2: RAN TECHNICAL SPECIFICATIONS

Revision E

July 16, 2015

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT B3: UTS TECHNICAL SPECIFICATIONS

Revision E

July 16, 2015

[*]

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT C: PRICING SCHEDULE AND PAYMENT PLAN

Revision L

July 16, 2015

PROPRIETARY NOTICE

All rights reserved. This publication and its contents are proprietary to Hughes Network Systems, LLC. No part of this publication may be reproduced in any form or by any means without the written permission of Hughes Network Systems, LLC, 11717 Exploration Lane, Germantown, Maryland 20876.

HUGHES, HughesNet, IPoS, SPACEWAY, AIReach, Broadband Unbound, and Connect to the future are trademarks of Hughes Network Systems, LLC. All other trademarks are the property of their respective owners.

Copyright © 2009, 2010, 2011, 2012, 2013, 2014, 2015 Hughes Network Systems, LLC

REVISION HISTORY

Revision	Issue Date	Scope
A	05/1/2008	Contract version
B	06/16/2009	Contract amendment
C	08/28/2009	Contract amendment
D	03/24/2010	Contract amendment
E	11/4/2011	Contract amendment
F	2/1/2012	Contract amendment
G	9/4/2012	Contract amendment # 8
H	01/18/2013	Contract amendment # 9
J	12/17/2013	Contract amendment # 11
K	10/16/2014	Contract amendment # 12
L	7/16/2015	Contract amendment # 13

TABLE OF CONTENTS

SECTION		PAGE
1.0	PRICE SCHEDULE..........................................................................................................	1-5
1.1	BASELINE RAN AND UTS............................................................................................	1-5
1.2	OPTIONS...........................................................................................................................	1-6
1.3	TIME AND MATERIAL (T&M) RATE.........................................................................	1-7
2.0	PAYMENT MILESTONES AND PLAN.........................................................................	2-1
2.1	PAYMENT MILESTONES AND PLAN FOR RAN & UTC........................................	2-1
2.2	PAYMENT MILESTONES AND PLAN FOR CN009...................................................	2-3
2.3	PAYMENT MILESTONES AND PLAN FOR AMENDMENT 12 DESIGN CHANGES...............................................................................................................	2-4
2.4	PAYMENT MILESTONES AND PLAN FOR AMENDMENT 13 CUSTOM TEST EQUIPMENT...........................................................................................................	2-5
2.5	PAYMENT MILESTONES AND PLAN FOR AMENDMENT 13 DELIVERY OF ADDITIONAL RANs........................................................................................	2-6

PRICE SCHEDULE
BASELINE RAN AND UTS

BASELINE
Line Item	Supplies/Services	Price (USD)
NON-RECURRING ENGINEERING (NRE)		$ [*]
1
RAN Non-Recurring Engineering (NRE);
Packet RAN, with Iu-PS Rel 7, 256 Kbps return bearer, 1 Mbps forward bearer
Delivery of One Test Gateway (incl. 12 mo. Warranty)
12 months warranty & maintenance for 9 RANs, incl. 1200 hours of engineering support;
Additional Engineering at T&M Rates
(Test UTs NRE and Delivery not included)
UTS Non-Recurring Engineering (NRE):
Satellite Air Interface Chip with Evaluation Platform
Remote Terminal Diagnostic & Monitoring (RTDM) Software Tool w/unlimited license
12 months warranty & maintenance
$ [*]
2	Documentation and Program Reviews	Included
3	Operations and Maintenance Training	$ [*]
4	RAN and UTS NRE Additions	$ [*]
	Multi-country Legal Interception	$ [*]
	UT Diagnostic Feed	Included
	Per-User Forward Power Control	Included
	Multi-country certifications (Per SOW)	Included
	Support E.911 Calling without GPS	$ [*]
	9.6 kb/s bearer in Return Direction	Included
	Additional Diagnostics in RTDM (Spec - Exhibit B3)	$ [*]
	Gateway-to-Gateway Handover for handheld terminal (Delivery date 3 months after the later of RAN #2 OAT & Provisional Acceptance)	$ [*]
	SNMP Configuration MIB	Included
	RAN Diagnostic Specifications	Included
RECURRING		$ [*]
5
Build, delivery, installation, performance verification and testing of 9 RANS (including first article)
Each RAN equipped with 120 VEC or 480 Kb/s capacity, one FDM Channel (same FDM1 (1.25MHz) or FDM2 (2.5 MHz) in all RANs, as selected by SRR)
Delivery Ex-Works Maryland, USA
$ [*]
	Design, build, delivery, installation, performance verification and testing of 9 RANs	$ [*]
	Credit for Customer performing Installation & Commissioning for RAN #6,#7,#8 & #9 (Contractor to provide on-site supervision only for installation, performance verification and testing)	$ [*]
6	Critical Spare Parts - located at each RAN Site	Included
7	Critical Spare Parts - located at Customer Depot	$ [*]
8	Manufacture of prototype & pre-production Satellite Air Interface Chips for delivery to Globalstar	$ [*]
9	Expansion of capacity from 120 VEC/480 Kbps to 200 VEC/800 Kbps in the same FDM channel; for all 9 RANs	$ [*]
	Expansion of capacity from 120 VEC/480 Kbps to 200 VEC/800 Kbps in the same FDM channel; for Laboratory RAN in Milpitas, CA.	$ [*]
10	CN006 Design Implementations	$ [*]
	Maximal Ratio Combining RTN	Included
	Configurability of Paging/Alerting Parameters	Included
	Turn on Additional FDM Channels based on Traffic Demand to conserve Satellite Power	Included
	RAN Limit CCE Transmit Power based on Type and Frequency	Included
	Disable Gateway RFT by Operator Command, overriding RAI	Included

Diagnostic Tools:
(a)    Display/Logging of Decoded Control Channel Information
(b)    Display and Log Measurements made by SAIC Hardware Accelerator
(c)    RTDM can selectively block Overhead Channels
(d)    RTDM Playback
(e)    Display Radio Resource Records
Included

Alerting as an Optional Feature in SAIC	Included
Increase Output Power of Evaluation Platform by 0.75dB	Included
RAI Access Channel Issues to support Hot Spots	Included
Operator Configurable Beam Boundary Definition per Satellite	Included
Configurability of Frequency Search Algorithm	Included
TOTAL CONTRACT PRICE	$ [*]

◦OPTIONS

OPTIONS
Line Item	Supplies/Services	Price (USD)
1	Unit Price for Additional RANs up to Quantity 25 (Incl. 12 mo h/w Warranty)	$ [*]
Option Validity Period: June 30, 2016
2
Annual Extended Software Maintenance & Support (second year onwards)
Includes RAN & RTDM Software
Includes 1200 hours of engineering support (Ex-works) per year
Additional engineering support available at T&M rates
Start date as defined in Exhibit A, Independent of number of RANs
SOW as per Exhibit D (on-site support subject to T&M rates)
Total price per year
$ [*]
Option Validity Period: December 30, 2016
3	Annual Extended Hardware Warranty per RAN Start date as defined in Exhibit A SOW as per Exhibit D (on-site support excluded)	$ [*]
Option Validity Period: December 30, 2016
4
Bridge Extended Hardware Warranty per RAN per Month
Available only in the first partial year of extended warranty period of each RAN
Start date as defined in Exhibit A
SOW as per Exhibit D (on-site support excluded)
Price per RAN per month (Monthly rate derived by dividing the prevailing option 3 price by 12 at the time of election)
$ [*]
Option Validity Period: December 30, 2016
5	Broadcast Audio/Visual capability in the RAN	$ [*]
Option Validity Period: EDC+2 months
6	Expansion of capacity from 200 VEC/800Kbps to 875VEC/3.5Mbps in the same FDM channel; Price per RAN	$ [*]
Option Validity Period: December 28, 2018
7	Expansion of capacity from one FDM channel with 200VEC/800 Kbps to two FDM channels, 120 VEC/480Kbps in second FDM channel; Both FDM Channels operate within the same 7.5MHz of spectrum	$ [*]
Option Validity Period: December 28, 2018
8	Expansion of capacity from one FDM channel with 200VEC/800 Kbps to two FDM channels, 200 VEC/800Kbps in each FDM channel; Both FDM Channels operate within the same 7.5MHz of spectrum	$ [*]
Option Validity Period: December 28, 2018
9	Expansion of capacity from one FDM channel with 875VEC/3.5 Mbps to two FDM channels, 875 VEC/3.5Mbps in each FDM channel; Both FDM Channels operate within the same 7.5MHz of spectrum	$ [*]
Option Validity Period: December 28, 2018
10	1 Mb/s forward bearer capability in the satellite Air Interface Chip
	NRE	$ [*]
	Recurring incremental cost per chip	$ [*]
Option Validity Period: EDC+2 months
11	Reserved

12	License of Satellite Air Interface Chip Software & Firmware only for use in Customer's own developed Chip (one license per chip)
	Annual quantity = 250,000	[*]

	Annual quantity = 500,000	[*]
	Annual quantity = 1 million +	[*]
Option Validity Period: EDC+96 months
13
Unit Pricing for One-Time Order of Satellite Air Interface Chips
Option Validity Period: exercisable one-time only; expires January 24, 2013
Subject to the following terms: one-time order; 100% payment received Contractor no later than January 24, 2013; order quantity must be in batches of 37,500 units
[*]

TIME AND MATERIAL (T&M) RATE

Time:            [*]
Materials and Travel:    [*]
Rate Validity Period:     EDC+ 36 months; thereafter adjusted for escalation, capped at CPI+1%.

PAYMENT MILESTONES AND PLAN

PAYMENT MILESTONES AND PLAN FOR RAN & UTC

The Payment Milestones and Plan is provided below.

[*]

PAYMENT MILESTONES AND PLAN FOR CN009

[*]

PAYMENT MILESTONES AND PLAN FOR AMENDMENT 12 DESIGN CHANGES

[*]

PAYMENT MILESTONES AND PLAN FOR AMENDMENT 13 CUSTOM TEST EQUIPMENT

[*]

PAYMENT MILESTONES AND PLAN FOR AMENDMENT 13 DELIVERY OF ADDITIONAL RANs

[*]